SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only
☒	Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CAPITOL ACQUISITION CORP. II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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CAPITOL ACQUISITION CORP. II
509 7th Street, N.W.
Washington, D.C. 20004

NOTICE OF SPECIAL MEETING IN LIEU OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 1, 2015

TO THE STOCKHOLDERS OF CAPITOL ACQUISITION CORP. II:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of annual meeting of stockholders of Capitol Acquisition Corp. II (“Capitol”), a Delaware corporation, will be held at 10:00 a.m. eastern time, on July 1, 2015, at the offices of Graubard Miller, Capitol’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. You are cordially invited to attend the special meeting, which will be held for the following purposes:

(1)      to elect two Class A directors to Capitol’s board of directors to serve for the ensuing three-year period or until their successors are elected and qualified or their earlier resignation or removal — we refer to this proposal as the “director election proposal”;

(2)      to consider and vote upon a proposal to approve, on an advisory basis, the executive compensation of Capitol’s named executive officers — we refer to this proposal as the “say-on-pay proposal”; and

(3)      to consider and vote upon a proposal to select, on an advisory basis, the frequency with which Capitol will hold an advisory stockholder vote to approve executive compensation — we refer to this proposal as the “frequency of say-on-pay proposal.”

As previously announced, Capitol intends to complete a business combination with Lindblad Expeditions, Inc. (“Lindblad”) pursuant to the Agreement and Plan of Merger, dated as of March 9, 2015 and amended on April 30, 2015 and May 1, 2015 (the “Merger Agreement”), by and among Capitol, Argo Expeditions, LLC, Capitol’s direct wholly-owned subsidiary, Argo Merger Sub, Inc., Argo Expeditions direct wholly-owned subsidiary, and Lindblad. Capitol intends to hold, as soon as practicable, a second special meeting (the “subsequent meeting”) to approve its proposed business combination with Lindblad. At this subsequent meeting, among other proposals, Capitol will submit a new slate of directors for election and will submit a proposal to adjust the classification of its board of directors. Capitol is holding the meeting described herein to satisfy the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) in order to maintain the listing of its securities through the closing of the mergers contemplated by the Merger Agreement. Accordingly, the directors of Capitol elected hereby likely will not hold office for the full terms described herein.

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Capitol common stock at the close of business on May 21, 2015 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting.

After careful consideration, Capitol’s board of directors unanimously recommends that you vote or give instruction to vote “FOR” the election of all of the persons nominated by Capitol’s management for election as directors, “FOR” the say-on-pay proposal and “FOR” one year for the frequency of say-on-pay proposal.

All Capitol stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Capitol common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have no effect on the proposals.

A complete list of Capitol stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the principal executive offices of Capitol for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Mark D. Ein
Mark D. Ein
Chairman of the Board and Chief Executive Officer

June 19, 2015

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 1, 2015: Capitol’s proxy statement and annual report to security holders are available at http://www.cstproxy.com/capitolacquisition/2015. This proxy statement is dated June 19, 2015 and is first being mailed to Capitol stockholders on or about June 19, 2015.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	What matters are being presented to stockholders at the meeting?	A.	The stockholders will be asked to consider and vote on proposals to elect two directors of Capitol. See the section entitled “The Director Election Proposal.”

Furthermore, the stockholders will be asked to consider and vote upon a proposal to approve, on an advisory basis, the executive compensation of Capitol’s named executive officers and to select, on an advisory basis, the frequency with which Capitol will hold an advisory stockholder vote to approve executive compensation. See the sections entitled “The Say-On-Pay Proposal” and “The Frequency of Say-On-Pay Proposal.”

The vote of stockholders is important. Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q.	What do I need to do now?	A.

Capitol urges you to read carefully and consider the information contained in this proxy statement. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A.

If you are a holder of record of Capitol common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A.

No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.	May I change my vote after I have mailed my signed proxy card?	A.

Yes. Send a later-dated, signed proxy card to Capitol’s Chief Financial Officer at the address set forth below so that it is received by Capitol’s Chief Financial Officer prior to the vote at the special meeting or attend the special meeting in person and vote. Stockholders also may revoke their proxy by sending a notice of revocation to Capitol’s Chief Financial Officer, which must be received by Capitol’s Chief Financial Officer prior to the vote at the special meeting. If you hold your shares in “street name,” you should contact your broker, bank or nominee for instructions on how to revoke or change your vote.

Q.	What should I do if I receive more than one set of voting materials?	A.

Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Capitol shares.

Q.	Who can help answer my questions?	A.	If you have questions or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Mr. L. Dyson Dryden Capitol Acquisition Corp. II 509 7th Street, N.W. Washington, D.C. Tel: (202) 654-7060 Fax: (202) 654-7070
or:

Morrow & Co., LLC 470 West Avenue Stamford, CT 06902 Tel: (800) 662-5200 or banks and brokers may call collect at (203) 658-9400 Email: CLAC.info@morrowco.com

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF CAPITOL STOCKHOLDERS

General

Capitol is furnishing this proxy statement to Capitol’s stockholders as part of the solicitation of proxies by Capitol’s board of directors for use at the special meeting in lieu of annual meeting of Capitol stockholders to be held on July 1, 2015. This proxy statement provides Capitol’s stockholders with information they need to know to be able to vote or instruct their vote to be cast at the special meeting.

Date, Time and Place

The special meeting in lieu of annual meeting of stockholders will be held on July 1, 2015, at 10:00 a.m., eastern time, at the offices of Graubard Miller, Capitol’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Purpose of the Capitol Special Meeting

At the special meeting, Capitol is asking holders of Capitol common stock to:

•         elect two Class A directors to Capitol’s board of directors to serve for the ensuing three-year period or until their successors are elected and qualified or their earlier resignation or removal (the “director election proposal”);

•         consider and vote upon a proposal to approve, on an advisory basis, the executive compensation of its named executive officers (the “say-on-pay proposal”); and

•         consider and vote upon a proposal to select, on an advisory basis, the frequency with which Capitol will hold an advisory stockholder vote to approve executive compensation (the “frequency of say-on-pay proposal”).

Recommendation of Capitol’s Board of Directors

Capitol’s board of directors:

•         unanimously recommends that stockholders vote “FOR” the persons nominated by Capitol’s management for election as directors;

•         unanimously recommends that stockholders vote “FOR” the say-on-pay proposal; and

•         unanimously recommends that stockholder vote “FOR” one year for the frequency of say-on-pay proposal.

Record Date; Who is Entitled to Vote

Capitol has fixed the close of business on May 21, 2015 as the “record date” for determining the Capitol stockholders who are entitled to notice of and to attend and vote at the special meeting. As of the close of business on May 21, 2015, there were 24,999,972 shares of Capitol common stock outstanding and entitled to vote. Each share of Capitol common stock is entitled to one vote per share at the special meeting.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to Capitol but marked by brokers as “not voted” (which are referred to as “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, including the director election proposal, the say-on-pay proposal and the frequency of say-on-pay proposal.

Vote Required

Directors are elected by a plurality. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

The approval of the say-on-pay proposal will require the affirmative vote of the holders of a majority of Capitol common stock represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposals. Therefore, they have the same effect as a vote against this proposal. Broker non-votes are not deemed entitled to vote on such proposals and, therefore, they will have no effect on the vote on this proposal. The say-on-pay vote is advisory, and therefore not binding on Capitol, its board of directors or its compensation committee.

The frequency of say-on-pay votes also is selected by a plurality. “Plurality” means that the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders. Consequently, any shares not voted “FOR” a particular option (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted toward such option’s selection. The frequency of say-on-pay vote is advisory, and therefore not binding on Capitol, its board of directors or its compensation committee.

Voting Your Shares

Each share of Capitol common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Capitol common stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your shares of Capitol common stock at the special meeting:

•         You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Capitol’s board “FOR” the persons nominated by Capitol’s management for election as directors, “FOR” the say-on-pay proposal and “FOR” one year for the frequency of say-on-pay proposal. Votes received after a matter has been voted upon at the special meeting will not be counted.

•         You Can Attend the Special Meeting and Vote in Person. You will receive a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee. That is the only way Capitol can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•         you may send another proxy card with a later date;

•         you may notify L. Dyson Dryden, Capitol’s Chief Financial Officer, in writing before the special meeting that you have revoked your proxy; or

•         you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

If you hold your shares in “street name,” you should contact your broker, bank or nominee for instructions on how to revoke or change your vote.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Capitol common stock, you may call Morrow & Co., LLC, Capitol’s proxy solicitor, at (800) 662-5200 (banks and brokers may call collect at (203) 658-9400), or L. Dyson Dryden, Capitol’s Chief Financial Officer, at (202) 654-7060.

Proxy Solicitation Costs

Capitol is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Capitol and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Capitol will bear the cost of the solicitation.

Capitol has hired Morrow & Co., LLC to assist in the proxy solicitation process. Capitol will pay that firm a fee of $10,000 plus disbursements.

Capitol will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Capitol will reimburse them for their reasonable expenses.

BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management of Capitol

The following table sets forth information regarding the beneficial ownership of Capitol common stock as of the record date by:

•         each person known by Capitol to be the beneficial owner of more than 5% of Capitol’s outstanding shares of common stock on the record date;

•         each of Capitol’s executive officers and directors; and

•         all of Capitol’s executive officers and directors as a group.

	Beneficial Ownership on Record Date(1)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership
Directors and Executive Officers(2) :
Mark D. Ein	3,736,667	(3)	14.9%
L. Dyson Dryden	1,130,001		4.5%
Lawrence Calcano	44,444		*
Richard C. Donaldson	44,444		*
Piyush Sodha	44,444		*
All directors and executive officers as a group (5 persons)	5,000,000		20.0%
Five Percent Holders :
Capitol Acquisition Management 2 LLC(3)	3,736,667		14.9%
T. Rowe Price Associates, Inc.(4)	3,062,255		12.2%
Fir Tree Inc.(5)	1,782,000		7.1%
BlueMountain Capital Management, LLC(6)	1,250,772		5.0%
AQR Capital Management, LLC(7)	1,781,900		7.1%
TD Asset Management(8)	1,250,000		5.0%

____________

(1)      The percentage of beneficial ownership on the record date is calculated based on 24,999,972 outstanding shares of common stock as of such date. The amount of beneficial ownership does not reflect the 5,600,000 sponsor warrants held by the Capitol initial stockholders and working capital warrants that may be issued to Capitol’s initial stockholders, each as described below, as these warrants may not be exercisable within 60 days. Unless otherwise indicated, Capitol believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)      Unless otherwise indicated, the business address of each of the individuals is 509 7th Street, N.W., Washington, D.C. 20004.

(3)      Represents shares held by Capitol Acquisition Management 2 LLC, of which Leland Investments Inc., an entity controlled by Mr. Ein, is the sole member. As a result, Mr. Ein has voting and dispositive control over such shares.

(4)      The business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. Includes shares held by T. Rowe Price New Horizons Fund, Inc. Information derived from a Schedule 13G/A filed on May 11, 2015.

(5)      The business address of Fir Tree Inc. is 505 Fifth Avenue, 23rd Floor, New York, New York 10017. Information derived from a Schedule 13G filed on February 13, 2014.

(6)      The business address of BlueMountain Capital Management LLC is 280 Park Avenue, 5th Floor East, New York, New York 10017. Represents shares held by entities which BlueMountain Capital Management LLC acts as investment manager to, and exercises investment discretion over. Information derived from a Schedule 13G/A filed on February 5, 2015.

(7)      The business address of AQR Capital Management, LLC is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. Information derived from a Schedule 13G filed on February 17, 2015.

(8)      The business address of TD Asset Management Inc. is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2. Information derived from a Schedule 13G filed on February 12, 2015.

Capitol’s initial stockholders, including its officers and directors, beneficially own 20% of its issued and outstanding shares of common stock as of the record date (the “initial shares”). Because of the ownership block held by Capitol’s initial stockholders, such individuals may be able to effectively exercise control over all matters requiring approval by Capitol’s stockholders, including the election of directors and approval of significant corporate transactions.

All of the initial shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until one year after the date of the consummation of Capitol’s initial business combination or earlier if, the last sales price of Capitol’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the business combination or Capitol consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. In addition, a portion of the shares (equal to 5.0% of Capitol’s issued and outstanding shares after Capitol’s initial public offering) (the “founder forfeiture shares”) will be subject to forfeiture in the event the last sales price of Capitol’s stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within four years following the closing of Capitol’s initial business combination. Such founder forfeiture shares will be released from escrow at the same time as the other initial shares to the extent they have been earned at such time.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (i) for transfers to an entity’s members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) to Capitol for no value for cancellation in connection with the consummation of an initial business combination or (vi) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (v)) where the transferee agrees to the terms of the escrow agreement, but will retain all other rights as Capitol’s stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If Capitol is unable to effect a business combination and liquidate the trust account, none of its initial stockholders will receive any portion of the liquidation proceeds with respect to their initial shares.

In a private placement conducted simultaneously with the consummation of Capitol’s initial public offering, the Capitol initial stockholders purchased the 5,600,000 warrants (“sponsor warrants”) in a private sale for an aggregate purchase price of $5,600,000. These warrants are identical to the warrants sold in Capitol’s initial public offering, except that the sponsor warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are not redeemable by Capitol, in each case so long as such warrants are held by the initial purchasers or their affiliates. The purchasers have agreed that these warrants will not be sold or transferred by them (except to certain permitted transferees) until 30 days after Capitol has completed a business combination.

Since Capitol’s initial public offering, Capitol’s initial stockholders have loaned Capitol an aggregate of approximately $1,610,000. The loans are non-interest bearing and are payable at the consummation of a business combination. If Capitol fails to consummate a business combination, the loans would become unsecured liabilities of the company; however, the lenders have waived any claim against the trust account established in connection with Capitol’s initial public offering. Upon consummation of a business combination, up to $500,000 of the principal balance of the notes may be converted, at the holders’ option, to warrants at a price of $1.00 per warrant. The terms of these warrants will be identical to the sponsor warrants.

THE DIRECTOR ELECTION PROPOSAL

Election of Directors

Capitol’s board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class A directors, consisting of Lawrence Calcano and Richard C. Donaldson, will expire at this year’s special meeting in lieu of annual meeting of stockholders. The term of office of the Class B directors, consisting of L. Dyson Dryden and Piyush Sodha, will expire at the second annual meeting. The term of office of the Class C directors, consisting of Mark D. Ein, will expire at the third annual meeting.

At the special meeting, two Class A directors will be elected to Capitol’s board of directors to serve for the ensuing three-year period or until their successors are elected and qualified or their earlier resignation or removal. The board of directors has determined to nominate Messrs. Calcano and Donaldson for election as the Class A directors. If the proposed nominees are elected, the directors of Capitol will be as follows:

•         in Class B to stand for reelection in 2016: L. Dyson Dryden and Piyush Sodha;

•         in Class C to stand for reelection in 2017: Mark D. Ein; and

•         in Class A to stand for reelection in 2018: Lawrence Calcano and Richard C. Donaldson.

Notwithstanding the foregoing, Capitol intends to hold, as soon as practicable, the subsequent meeting to approve its proposed business combination with Lindblad. At the subsequent meeting, among other proposals, Capitol will submit a new slate of directors for election and will submit a proposal to adjust the classification of its board of directors. Accordingly, the directors of Capitol as set forth above likely will not hold office for the full terms described herein.

The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote at the special meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About Executive Officers, Directors and Nominees

If the proposed nominees are elected, Capitol’s board of directors will consist of Messrs. Mark D. Ein, L. Dyson Dryden, Lawrence Calcano, Richard C. Donaldson and Piyush Sodha. Mr. Ein also serves as Capitol’s Chairman of the Board, Chief Executive Officer, Treasurer and Secretary, and Mr. Dryden serves as Capitol’s Chief Financial Officer.

Name	Age	Position
Mark D. Ein	50	Chairman, Chief Executive Officer, Treasurer, Secretary and Director
L. Dyson Dryden	39	Chief Financial Officer and Director
Lawrence Calcano	51	Director
Richard C. Donaldson	55	Director
Piyush Sodha	56	Director

Mark D. Ein has served as Capitol’s Chairman of the Board, Chief Executive Officer, Treasurer, Secretary and Director since its inception. Mr. Ein is an investor, entrepreneur and philanthropist, who has created, acquired, invested in and built a series of growth companies across a diverse set of industries over the course of his 22 year career. From June 2007 to October 2009, Mr. Ein was the Chief Executive Officer and Director of Capitol Acquisition Corp. (“Capitol I”), a blank check company formed for substantially similar purposes as Capitol. Capitol I completed its business combination with Two Harbors Investment Corp., a Maryland real estate investment trust, in October 2009. From October 2009 to May 2015, Mr. Ein served as the Non-Executive Vice Chairman of Two Harbor’s board of directors. Mr. Ein is the Founder of Venturehouse Group, LLC, a holding company that creates, invests in and builds companies, and has served as its Chief Executive Officer since 1999. Venturehouse’s portfolio includes or has included the seed investment in Matrics Technologies in August 2000 (sold to Symbol Technologies in September 2004), the lead investment in the buyout of Cibernet Corporation from the CTIA in March 2003 (sold to MACH S.à.r.l. in April 2007), the acquisition of VSGi from Net2000 Communications, and an early investment in XM Satellite Radio. He has also been the President of Leland Investments Inc., a private investment firm, since 2005. Mr. Ein is Co-Chairman of Kastle Holding Company LLC, which through its subsidiaries conducts the business of Kastle Systems, LLC, a provider of building and office security systems that was acquired in January 2007. An entity owned by Mr. Ein is also the majority owner and managing member of Kastle Holding Company LLC. In 2008, Mr. Ein founded and is the owner of the Washington Kastles, the World Team Tennis franchise in Washington, D.C., that has won the league championship for the last four seasons and five times in its seven years in the league.  Previously in his career, Mr. Ein worked for The Carlyle Group, Brentwood Associates, and Goldman, Sachs & Co. Mr. Ein is the Chairman of the Board of VSGi. Mr. Ein is the Chairman of the Board of the District of Columbia Public Education Fund and also serves on the board of directors of the United States Tennis Association, The District of Columbia College Access Program (DC-CAP), and the International Tennis Hall of Fame. He was appointed by Mayor Vincent Gray to be a member of the D.C. Tax Revision Commission and also serves on the Executive Committee of the Federal City Council.  Mr. Ein received a B.S. in Economics with a concentration in Finance from the University of Pennsylvania’s Wharton School of Finance and an M.B.A. from the Harvard Business School. Capitol believes Mr. Ein is well-qualified to serve as a member of the board due to his public company experience, business leadership, operational experience and experience in prior blank check offerings, such as Capitol I.

L. Dyson Dryden has served as Capitol’s Chief Financial Officer and a member of the Board of Directors since March 2013. Mr. Dryden is the founder of Dryden Capital Management, LLC, a private investment firm that invests in and builds private companies, and has served as its President since March 2013. From August 2005 to February 2013, Mr. Dryden worked in Citigroup’s Investment Banking division in New York, most recently as a Managing Director where he led the coverage effort for a number of the firm’s Global Technology, Media and Telecommunications clients. From 2000 to 2005, Mr. Dryden held the titles of Associate and Vice President at Jefferies & Company, a middle market investment banking firm. From 1998 to 2000, Mr. Dryden worked in the investment banking group at BB&T Corporation. Mr. Dryden holds a B.S. in Business Administration with a dual concentration in finance and management from the University of Richmond. Capitol believes Mr. Dryden is well-qualified to serve as a member of the board due to his capital markets experience, including experience assisting blank check companies like Capitol I in completing their initial public offerings and business combination.

Lawrence Calcano has served as a member of Capitol’s Board of Directors since March 2013. Mr. Calcano is one of the Managing Partners of iCapital Network where he is responsible for the Company’s Investor Network and business development. Prior to iCapital Network, Mr. Calcano co-founded i1 Biometrics, a privately held information and technology company developing protection and performance products for the sports and military markets, in June 2012 and served as the company’s Chief Executive Officer from June 2012 to September 2013. From January 2010 to June 2012, Mr. Calcano served as Chairman and Chief Executive Officer of Bite Tech, Inc., a maker of protective and performance oriented oral devices for the athletic marketplace. He continues to serve on the Board of Directors of Bite Tech, Inc. From October 2007 until its merger with Two Harbors in October 2009, Mr. Calcano served as a member of the Board of Directors of Capitol I. From 1990 to June 2007, Mr. Calcano was affiliated with Goldman, Sachs & Co., most recently serving as the co-head of the Global Technology Banking Group of the Investment Banking Division, prior to which he headed the firm’s east coast technology group and was the co-Chief Operating Officer of the High Technology Department. From 1985 to 1988, Mr. Calcano was an analyst at Morgan Stanley. Mr. Calcano is a director of 1-800-FLOWERS.COM, Inc., a Nasdaq listed provider of flowers and plants, gift baskets, gourmet foods and confections. Mr. Calcano was named to the Forbes Midas List of the most influential people in venture capital in 2001 (the inaugural year), 2002, 2004, 2005 and 2006. Mr. Calcano received a B.A. from Holy Cross College, and attended the Amos Tuck School of Business at Dartmouth from 1988 to 1990, and graduated as a Tuck Scholar. We believe Mr. Calcano is well-qualified to serve as a member of the board due to his public company experience, business leadership, operational experience, and experience in Capitol I.

Richard C. Donaldson has served as a member of Capitol’s Board of Directors since March 2013. Mr. Donaldson has been with Pillsbury Winthrop Shaw Pittman LLP, a global law firm, as an attorney since 1985, where he is a Partner, and has served as Pillsbury’s Chief Operating Officer since June 2006. As Chief Operating

Officer, Mr. Donaldson oversees the finances, capital structure and operations of Pillsbury, with nearly 650 lawyers, $560 million in 2014 revenues and 15 offices across the United States and overseas. Mr. Donaldson serves on the Pillsbury Executive Team and has been a member of Pillsbury’s Board of Directors since 2006. From September 2007 until its merger with Two Harbors in October 2009, Mr. Donaldson served as a member of the Board of Directors of Capitol I. Mr. Donaldson also serves on the Board of Directors of Arizona Cardinals Holdings, Inc. From June 2000 to August 2001, Mr. Donaldson served as Managing Director of Venturehouse Group and he has served as a member of its Board of Directors since June 2000. He previously served on the Board of Directors of Greater DC Cares and the Board of Directors of the Woolly Mammoth Theatre Company in Washington, D.C. Mr. Donaldson received a B.A. from Cornell University in 1982 and a J.D. from The University of Chicago Law School in 1985. We believe Mr. Donaldson is well-qualified to serve as a member of the board due to his public company experience, business leadership, operational experience, and experience in Capitol I.

Piyush Sodha has served as a member of Capitol’s Board of Directors since March 2013. Mr. Sodha has served as the Chief Executive Officer and Co-Chairman of Kastle Systems, LLC since April 2008. Prior to joining Kastle Systems, Mr Sodha was Chief Technical Officer and head of the Americas Region for MACH S.á.r.l., a leading global provider of clearing and settlement services for the mobile phone industry. He previously served as the Chairman and Chief Executive Officer of Cibernet Corporation which merged into MACH S.à.r.l. in April 2007. Prior to that, he was a General Manager and Vice President of Symbol Technologies, Inc., a company which acquired Matrics, Inc. Mr. Sodha had served as the Chairman and Chief Executive Officer of Matrics, Inc., which was a leading provider of RFID technology solutions and infrastructure products. From June 2007 until its merger with Two Harbors in October 2009, Mr. Sodha served as a member of the Board of Directors of Capitol I. Earlier in his career, Mr. Sodha had served as Chief Executive Officers of WirelessHome, NextLinx Corp and LCC International, a Nasdaq listed provider of integrated network design, implementation and optimization solutions for wireless voice and data communication networks which went public under his leadership in 1996. Mr. Sodha is currently a director of Orchestro, a data analytics company serving the retail industry. Mr. Sodha received a Bachelor of Science in Electrical Engineering from India Institute of Technology in New Delhi, India, a Master of Science in Electrical Engineering from Drexel University and an M.B.A. from Wharton Business School. We believe Mr. Sodha is well-qualified to serve as a member of the board due to his public company experience, business leadership, operational experience, and experience in Capitol I.

THE CAPITOL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CAPITOL STOCKHOLDERS VOTE “FOR” THE CLASS A DIRECTOR NOMINEES.

Corporate Governance Matters

Meetings and Committees of the Board of Directors of Capitol

During the fiscal year ended December 31, 2014, Capitol’s board of directors held five meetings. Capitol expects its directors to attend all board and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each of Capitol’s current directors attended all of the meetings of the board and meetings of committees of which he was a member in fiscal year 2014. Although Capitol does not have any formal policy regarding director attendance at stockholder meetings, Capitol will attempt to schedule its meetings so that all of its directors can attend.

Capitol has a separately standing audit committee, nominating committee and compensation committee.

Independence of Directors

Capitol adheres to the rules of Nasdaq in determining whether a director is independent. The board of directors of Capitol consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Lawrence Calcano, Richard C. Donaldson and Piyush Sodha are the independent directors of Capitol. Capitol’s independent directors have meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

Currently, Mark D. Ein serves as Capitol’s Chairman of the Board and Chief Executive Officer. Capitol’s board of directors’ primary function is one of oversight. Its board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Its audit committee discusses with management Capitol’s major financial risk exposures and the committee reports findings to Capitol’s board of directors in connection with its risk oversight review.

Audit Committee Information

Effective May 2013, Capitol established an audit committee of the board of directors, which consists of Messrs. Lawrence Calcano, Richard C. Donaldson and Piyush Sodha. Each member of the audit committee is independent under the applicable Nasdaq listing standards. The audit committee has a written charter, which is attached to this proxy statement as Annex A. The purpose of the audit committee is to appoint, retain, set compensation of, and supervise Capitol’s independent accountants, review the results and scope of the audit and other accounting related services and review Capitol’s accounting practices and systems of internal accounting and disclosure controls.

The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

•         reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in Capitol’s Form 10-K;

•         discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of Capitol’s financial statements;

•         discussing with management major risk assessment and risk management policies;

•         monitoring the independence of Capitol’s independent auditor;

•         verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•         reviewing and approving all related-party transactions;

•         inquiring and discussing with management Capitol’s compliance with applicable laws and regulations;

•         pre-approving all audit services and permitted non-audit services to be performed by Capitol’s independent auditor, including the fees and terms of the services to be performed;

•         appointing or replacing the independent auditor;

•         determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•         establishing procedures for the receipt, retention and treatment of complaints received by Capitol regarding accounting, internal accounting controls or reports which raise material issues regarding Capitol’s financial statements or accounting policies; and

•         approving reimbursement of expenses incurred by Capitol’s management team in identifying potential target businesses.

During the fiscal year ended December 31, 2014, Capitol’s audit committee held four meetings. Each of Capitol’s audit committee members attended all of the meetings of the audit committee in fiscal year 2014.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors,” as defined for audit committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, Capitol will be required to certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Each of Messrs. Lawrence Calcano and Piyush Sodha satisfies Nasdaq’s definition of financial sophistication and also qualifies as an “audit committee financial expert” as defined under rules and regulations of the SEC.

Independent Auditors’ Fees

The firm of Marcum LLP (“Marcum”) acts as Capitol’s independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

During the fiscal years ended December 31, 2014 and December 31, 2013, audit fees for Capitol’s independent registered public accounting firm were $48,960 and $68,150, respectively.

Audit-Related Fees

During the fiscal years ended December 31, 2014 and December 31, 2013, audit-related fees for Capitol’s independent registered public accounting firm were $0 and $0, respectively.

Tax Fees

During the fiscal years ended December 31, 2014 and December 31, 2013, Capitol did not incur any fees for tax services provided to it.

All Other Fees

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no fees billed for services provided by Capitol’s independent registered public accounting firm other than those set forth above.

Audit Committee Pre-Approval Policies and Procedures

Since Capitol’s audit committee was not formed until May 2013, the audit committee did not pre-approve the foregoing services prior to such date, although any services rendered prior to the formation of the audit committee were reviewed and ratified by the committee following its formation. The audit committee pre-approved all the foregoing services subsequent to such date. In accordance with Section 10A(i) of the Exchange Act, before Capitol engages its independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by its audit committee.

Audit Committee Report

Capitol’s audit committee is responsible for supervising Capitol’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing Capitol’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Capitol’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by Capitol’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2014 with Capitol’s management and Marcum, Capitol’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from Capitol.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in Capitol’s annual report on Form 10-K for the year ended December 31, 2014.

Members of the Audit Committee:
Lawrence Calcano
Richard C. Donaldson
Piyush Sodha

Code of Ethics

In May 2013, Capitol’s board of directors adopted a code of ethics that applies to Capitol’s directors, officers, and employees and of any subsidiaries Capitol may have in the future (including its principal executive officer, its principal financial officer, its principal accounting officer or controller, and persons performing similar functions). Capitol will provide, without charge, upon request, copies of its code of ethics. Requests for copies of Capitol’s code of ethics should be sent in writing to Capitol Acquisition Corp. II, 509 7th Street, N.W., Washington, D.C., 20004.

Nominating Committee Information

Effective May 2013, Capitol established a nominating committee of the board of directors, which consists of Messrs. Lawrence Calcano, Richard C. Donaldson and Piyush Sodha. Each of the members of the nominating committee is independent under the applicable Nasdaq listing standards. The nominating committee has a written charter, which is attached to this proxy statement as Annex B. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on Capitol’s board of directors. During the fiscal year ended December 31, 2014, Capitol’s nominating committee did not meet. However, Capitol’s nominating committee met one time in 2015 to approve the nominees for election at this meeting.

Guidelines for Selecting Director Nominees

The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others. Currently, the guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•         should have demonstrated notable or significant achievements in business, education or public service;

•         should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•         should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholders who wish to recommend a candidate for election to the board of directors in 2016 should send their letters to Capitol Acquisition Corp. II, 509 7th Street, N.W., Washington, D.C., 20004, Attention: Nominating committee. Capitol’s secretary will promptly forward all such letters to the members of the nominating committee. The secretary must receive the stockholder’s letter no later than thirty days after the end of Capitol’s fiscal year and the letter must contain the information described in the nominating committee charter.

Compensation Committee Information

Effective September 2014, Capitol established a compensation committee of the board of directors, which consists of Messrs. Lawrence Calcano, Richard C. Donaldson and Piyush Sodha. Each of the members of the compensation committee is independent under the applicable Nasdaq listing standards. The compensation committee has a written charter, which is attached to this proxy statement as Annex C. The purpose of the compensation committee is to review and approve compensation paid to Capitol’s officers and directors and to administer any incentive compensation plans adopted by Capitol, including authority to make and modify awards under any such plans.

Capitol Executive Officer and Director Compensation

No executive officer or director of Capitol’s has received any compensation for services rendered to Capitol. No fees of any kind, including finders, consulting or other similar fees, will be paid to any of Capitol’s existing stockholders, including its officers and directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Since its formation, Capitol has not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of its executive officers or directors.

Commencing on May 10, 2013, Capitol began paying Venturehouse Group, LLC, an affiliate of Mark D. Ein, a fee of $7,500 per month for providing Capitol with office space and certain office and administrative services. Capitol will continue to pay this fee through the closing of a business combination. However, this arrangement is solely for Capitol’s benefit and is not intended to provide Mr. Ein compensation in lieu of a salary. As of March 31, 2015, the aggregate cash fee paid to Venturehouse Group, LLC was approximately $170,322.

In addition, Capitol’s executive officers are reimbursed for any out-of-pocket expenses incurred in connection with activities on Capitol’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than Capitol’s board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because of the foregoing, Capitol generally does not have the benefit of independent directors examining the propriety of expenses incurred on its behalf and subject to reimbursement. As of March 31, 2015, an aggregate of approximately $49,075 has been reimbursed to Capitol’s executive officers for such expenses.

Compensation Committee Interlocks and Insider Participation

The current members of Capitol’s compensation committee are all independent directors as determined in accordance with the rules of Nasdaq. No member of the compensation committee during the last fiscal year was or previously had been an executive officer or employee of Capitol. None of Capitol’s executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of Capitol’s compensation committee. Messrs. Calcano, Donaldson and Sodha have engaged in certain related party transactions with Capitol as more fully described in the section entitled “Certain Relationships and Related Person Transactions.”

Compensation Discussion and Analysis

The policies of Capitol with respect to the compensation of its executive officers and following the mergers contemplated by the Merger Agreement will be administered by Capitol’s board in consultation with its compensation committee (as described above) and in accordance with the applicable Nasdaq listing standards. The compensation policies followed by Capitol will be intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

It is anticipated that performance-based and equity-based compensation will be an important foundation in executive compensation packages as Capitol believes it is important to maintain a strong link between executive incentives and the creation of stockholder value. Capitol believes that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives.

Capitol currently does not have a definitive compensation plan for its directors or consultants following the mergers contemplated by the Merger Agreement. Capitol, working with the compensation committee, anticipates setting director and consultant compensation at a level comparable with those directors and consultants with similar positions at comparable companies. It is currently anticipated that such compensation will be based on cash and/or equity compensation under the incentive plan to be presented for approval at the subsequent meeting and that the compensation for its non-employee directors will include annual cash fees of $50,000 (not including any additional fees for service as Chairman of the Board or as a committee member or chair) and an annual grant of $75,000 in shares of restricted stock that vests over three years.

The compensation of Capitol’s executive officers and directors following the mergers contemplated by the Merger Agreement will be more fully described in the proxy statement for the subsequent meeting.

Compensation Committee Report

The independent directors of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the independent members of the board recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted, Lawrence Calcano Richard C. Donaldson Piyush Sodha

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Capitol’s Code of Ethics requires Capitol to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Capitol or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Capitol’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Capitol’s audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent Capitol enters into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, Capitol requires each of its directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Person Transactions

In February 2011, Capitol issued 4,417,684 shares of common stock to Capitol Acquisition Management 2 LLC for $25,000 in cash, at a purchase price of approximately $0.006 share, in connection with Capitol’s organization. In March 2013, Capitol’s sponsor contributed an aggregate of 105,184 shares of Capitol’s common stock to Capitol’s capital, resulting in the sponsor owning an aggregate of 4,312,500 founder’s shares. The sponsor received no consideration for this contribution. Such contribution was made solely to maintain the sponsor’s collective 20% ownership interest in Capitol’s shares of common stock based on the current size of Capitol’s initial public offering. Thereafter, also in March 2013, Capitol’s sponsor transferred an aggregate of 1,078,126 founder’s shares to Capitol’s executive officers and directors. In April 2013, Capitol’s sponsor and Mr. Dryden transferred an aggregate of 22,998 founder’s shares to Messrs. Calcano, Donaldson and Sodha, resulting in Capitol’s sponsor owning an aggregate of 3,222,875 founder’s shares and Mr. Dryden owning an aggregate of 974,626 founder’s shares. The sponsor received no consideration for these transfers. In May 2013, Capitol effected a stock dividend of 0.2 shares for each outstanding share of common stock, resulting in Capitol’s sponsor and officers and directors holding an aggregate of 5,175,000 founder’s shares, of which 175,000 shares were subsequently forfeited.

All of the initial shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until one year after the date of the consummation of Capitol’s initial business combination or earlier if, the last sales price of Capitol’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the business combination or Capitol consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. In addition, the founder forfeiture shares included in the initial shares and held in escrow will be subject to forfeiture in the event the last sales price of Capitol’s stock does not equal or exceed $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within four years following the closing of Capitol’s initial business combination. Such founder forfeiture shares will be released from escrow at the same time as the other initial shares to the extent they have been earned at such time.

Leland Investments Inc., an affiliate of Mr. Ein, advanced to Capitol an aggregate of $150,000 to cover expenses related to the initial public offering. The loan was payable without interest on the consummation of the offering. The loan was repaid from the proceeds of the initial public offering.

On May 15, 2013, in a private placement conducted simultaneously with the consummation of Capitol’s initial public offering, Capitol’s initial stockholders purchased 5,600,000 sponsor warrants from Capitol at a purchase price of $1.00 per warrant (for an aggregate purchase price of $5,600,000). The sponsor warrants are identical to the warrants sold in Capitol’s initial public offering, except that they are exercisable for cash or on a cashless basis, at the holders’ option, and are not redeemable by Capitol, so long as such warrants are held by the initial purchasers or their affiliates. The purchasers have agreed that these warrants will not be sold or transferred by them (except to certain permitted transferees) until 30 days after Capitol has completed a business combination.

Commencing on May 10, 2013, Capitol began paying Venturehouse Group, LLC, an affiliate of Mark D. Ein, a fee of $7,500 per month for providing Capitol with office space and certain office and administrative services. Capitol will continue to pay this fee through the closing of a business combination. However, this arrangement is solely for Capitol’s benefit and is not intended to provide Mr. Ein compensation in lieu of a salary. As of March 31, 2015, the aggregate cash fee paid to Venturehouse Group, LLC was approximately $170,322.

If necessary to meet Capitol’s working capital needs, Capitol’s officers, directors, initial stockholders or their affiliates may, but are not obligated to, loan Capitol funds, from time to time or at any time, in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of Capitol’s initial business combination, without interest, or, at the holder’s discretion, up to $500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the sponsor warrants. If Capitol does not complete a business combination, the loans will be forgiven. Capitol’s initial stockholders have loaned Capitol an aggregate of approximately $1,610,000. If Capitol fails to consummate a business combination, the loans will become unsecured liabilities of the company; however, the lenders have waived any claim against the trust account.

The holders of Capitol’s initial shares, as well as the holders of the sponsor warrants and any warrants Capitol’s officers, directors, initial stockholders or their affiliates may be issued upon conversion of promissory notes issued for working capital loans made to Capitol, will be entitled to registration rights pursuant to an agreement signed in connection with Capitol’s initial public offering. The holders of a majority of these securities are entitled to make up to two demands that Capitol register such securities. The holders of the majority of the initial shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the sponsor warrants can elect to exercise these registration rights at any time after Capitol consummates a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to Capitol’s consummation of a business combination. Capitol will bear the expenses incurred in connection with the filing of any such registration statements.

Capitol will reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on its behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by Capitol. Capitol’s audit committee will review and approve all reimbursements and payments made to any initial stockholder or member of its management team, or its or their respective affiliates, and any reimbursements and payments made to members of Capitol’s audit committee will be reviewed and approved by Capitol’s board, with any interested director abstaining from such review and approval. As of March 31, 2015, December 31, 2014 and December 31, 2013, Capitol had reimbursed its initial stockholders approximately $49,075, $38,206 and $26,042, respectively, for out-of-pocket business expenses incurred by them in connection with activities on its behalf.

Other than the fees described above and reimbursable out-of-pocket expenses payable to Capitol’s officers and directors, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of Capitol’s initial stockholders, including its officers or directors, or to any of their respective affiliates, prior to or for services rendered in connection with the business combination.

All ongoing and future transactions between Capitol and any of its officers and directors or their respective affiliates, including loans by its officers and directors, will be on terms believed by Capitol to be no less favorable to it than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of Capitol’s uninterested “independent” directors (to the extent Capitol has any) or the members of Capitol’s board who do not have an interest in the transaction, in either case who had access, at Capitol’s expense, to its attorneys or independent legal counsel. Capitol will not enter into any such transaction unless its disinterested “independent” directors (or, if there are no “independent” directors, its disinterested directors) determine that the terms of such transaction are no less favorable to Capitol than those that would be available to it with respect to such a transaction from unaffiliated third parties.

Mark D. Ein and Capitol Acquisition Management 2 LLC are Capitol’s “promoters,” as that term is defined under the Federal securities laws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Capitol directors, officers and persons owning more than 10% of Capitol common stock to file reports of ownership and changes of ownership with the SEC. Based on its review of the copies of such reports furnished to Capitol, or representations from certain reporting persons that no other reports were required, Capitol believes that all applicable filing requirements were complied with during the fiscal year ended December 31, 2014.

THE SAY-ON-PAY PROPOSAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and rules promulgated by the SEC thereunder enable Capitol’s stockholders to vote to approve, on an advisory basis, the compensation of Capitol’s named executive officers (as defined in Item 402 of Regulation S-K promulgated under the Exchange Act) as disclosed in this proxy statement in accordance with the SEC’s rules. At the special meeting, stockholders will vote on the following resolution:

RESOLVED, that the stockholders of Capitol Acquisition Corp. II approve, on an advisory basis, the compensation of Capitol Acquisition Corp. II’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is an advisory vote on the compensation of Capitol named executive officers as disclosed in the section entitled “The Director Election Proposal — Capitol Executive Officer and Director Compensation”. No named executive officer of Capitol has received any compensation for services rendered to it. No fees of any kind, including finders, consulting or other similar fees, will be paid to any of Capitol’s named executive officers prior to, or for any services they render in order to effectuate, the consummation of a business combination.

The say-on-pay vote is advisory, and therefore not binding on Capitol, its board of directors or its compensation committee. As a matter of policy, the board of directors has decided that Capitol will consider the results of the most recent say on pay vote when making compensation decisions and reviewing its compensation policies and practices.

Adoption of the say-on-pay proposal requires the affirmative vote of a majority of the issued and outstanding shares of Capitol’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

THE CAPITOL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CAPITOL STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF CAPITOL’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS.

THE FREQUENCY OF SAY-ON-PAY PROPOSAL

The Dodd-Frank Act enables Capitol’s stockholders to indicate, at least once every six years, how frequently they believe Capitol should conduct a say-on-pay vote. At the special meeting, the stockholders will select the frequency of say-on-pay votes by approving a resolution in one of the following forms:

RESOLVED, that the stockholders of Capitol Acquisition Corp. II determine, on an advisory basis, that the frequency with which the stockholders of Capitol Acquisition Corp. II should have an advisory vote on the compensation of Capitol Acquisition Corp. II’s named executive officers as disclosed in Capitol Acquisition Corp. II’s proxy statements for its annual meetings pursuant to the compensation disclosure rules of the Securities and Exchange Commission is:

Choice 1 — every year;

Choice 2 — every two years; or

Choice 3 — every three years.

After careful consideration, the compensation committee recommends submitting the advisory vote on the compensation of stockholders annually. The compensation committee is making this recommendation because it believes that an annual vote will promote best governance practices and facilitate the compensation committee’s and management’s consideration of the views of stockholders in structuring compensation programs for executive officers. An annual vote will provide the compensation committee and management with more direct input on, and reactions to, our current compensation practices, and better allow the compensation committee and management to measure how they have responded to the prior year’s vote.

The frequency of say-on-pay vote is advisory, and therefore not binding on Capitol, its board of directors or its compensation committee. Capitol has decided to account for the results of the most recent frequency of say-on-pay vote when making a decision regarding how often to hold say-on-pay votes. Capitol may, however, choose to hold say-on-pay votes less frequently than the option chosen by stockholders if Capitol determines that it is in the best interest of the stockholders and Capitol.

Adoption of the frequency of say-on-pay proposal requires the affirmative vote of a plurality of the issued and outstanding shares of Capitol’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

THE CAPITOL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CAPITOL STOCKHOLDERS VOTE “FOR” ONE YEAR ON THE PROPOSAL RECOMMENDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

STOCKHOLDER PROPOSALS

The Capitol 2016 annual meeting of stockholders will be held on or about July 1, 2016 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2016 annual meeting, you need to provide it to Capitol by no later than February 20, 2016. You should direct any proposals to Capitol’s Chief Financial Officer at its principal office, located at 509 7th Street, N.W., Washington, D.C. 20004. If you are a stockholder and you want to present a matter of business to be considered at the year 2016 annual meeting, under Capitol’s by-laws you must give timely notice of the matter, in writing, to Capitol’s Chief Financial Officer. To be timely, the notice has to be given between April 2, 2016 and May 2, 2016. If Capitol does not consummate a business combination transaction within the time period provided for in its certificate of incorporation, as amended, there will be no annual meeting in 2016.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with Capitol’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Capitol Acquisition Corp. II, 509 7th Street, N.W., Washington, D.C. 20004. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, Capitol and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Capitol’s annual report to stockholders and Capitol’s proxy statement. Upon written or oral request, Capitol will deliver a separate copy of the annual report to stockholder and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that Capitol deliver single copies of such documents in the future. Stockholders receiving multiple copies of such documents may request that Capitol deliver single copies of such documents in the future. Stockholders may notify Capitol of their requests by calling or writing Capitol at its principal executive offices at 509 7th Street, N.W., Washington, D.C. 20004 or (202) 654-7060.

WHERE YOU CAN FIND MORE INFORMATION

Capitol files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Capitol with the Securities SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Capitol at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

If you would like additional copies of this document or if you have questions, you should contact via phone or in writing:

Mr. L. Dyson Dryden

Capitol Acquisition Corp. II

509 7th Street, N.W.

Washington, D.C. 20004

Tel. (202) 654-7060

Fax: (202) 654-7070

Annex A

AUDIT COMMITTEE CHARTER OF
CAPITOL ACQUISITION CORP. II

Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) of Capitol Acquisition Corp. II (the “Company”) to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.

The Audit Committee shall prepare the Audit Committee report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The Audit Committee shall meet the independent directors and audit committee requirements of the NASDAQ Capital Market and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. Unless a Chairman is elected by the Board, the members of the Audit Committee shall designate a Chairman by majority vote of the full Audit Committee. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He shall advise and counsel with the executives of the Company, and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board.

Each member of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. At least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the Commission.

Meetings

A majority of the members of the entire Audit Committee shall constitute a quorum. The Audit Committee shall act on the affirmative vote of a majority of members present at the meeting at which a quorum is present. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall discuss with the independent auditor its responsibilities under generally accepted auditing standards, review and approve the planned scope and timing of the independent auditor’s annual audit plan(s) and discuss significant findings from the audit, including any problems or difficulties encountered.

The Audit Committee shall make regular reports to the Board. These reports shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the independence and performance of the Company’s independent auditor, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested by the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.       Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2.       Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Reports on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

3.       Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

4.       Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

a.       any significant changes in the Company’s selection or application of accounting principles;

b.       the Company’s critical accounting policies and practices;

c.        all alternative treatments of financial information within U.S. generally accepted accounting principles (“GAAP”) that have been discussed with management and the ramifications of the use of such alternative accounting principles;

d.       any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

e.        any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.       Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6.       Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7.       Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.       Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or amended) relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management as well as the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.

9.       Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

1.       At least annually, obtain and review a report from the independent auditor, consistent with Independence Standards Board Standard No. 1 of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

2.       Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

3.       Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

4.       Be available to the independent auditor during the year for consultation purposes.

Compliance Oversight Responsibilities

1.       Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

2.       Review and approve all related-party transactions.

3.       Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

4.       Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.       Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

6.       Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

7.       Review and approve all payments made to the Company’s officers and directors or its or their affiliates. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

8.       Review the requirements of Article Sixth (or any successor article thereto) of the Company’s amended and restated certificate of incorporation (“Article Sixth”) at each quarterly meeting of the Audit Committee to determine compliance by the Company with the requirements thereof, and review the terms of all agreements (the “IPO Agreements”) between the Company and any of its officers, directors, sponsors, founders and special advisors included as exhibits to the Registration Statement on Form S-1 (File No. 333-187519) filed by the Company with the Commission to register the Company’s initial public offering at each quarterly meeting of the Audit Committee to determine whether the parties to each IPO Agreement are in compliance with such agreement. If any noncompliance is identified, then the Audit Committee shall immediately take all action necessary to rectify such noncompliance or otherwise cause compliance with the requirements of Article Sixth or the terms and provisions of each IPO Agreement.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Annex B

CAPITOL ACQUISITION CORP. II (the “Company”)

Nominating Committee Charter (the “Charter”)

The responsibilities and powers of this Nominating Committee (the “Committee”) as delegated by the Company’s Board of Directors (the “Board”) are set forth in this charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

I.        PURPOSE

As set forth herein, the Committee shall, among other things, discharge the responsibilities of the Board relating to the appropriate size, functioning and needs of the Board including, but not limited to, identification, recommendation, recruitment and retention of high quality Board members and committee composition and structure.

II.      MEMBERSHIP

The Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each member shall be “independent” in accordance with the listing standards of the NASDAQ Capital Market, as amended from time to time.

The Board shall elect the members of this Committee at the first Board meeting practicable following the annual meeting of stockholders and may make changes from time to time pursuant to the provisions below. Unless a Chair is elected by the Board, the members of the Committee shall designate a Chair by majority vote of the full Committee membership.

A Committee member may resign by delivering his or her written resignation to the Chairman of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

III.     MEETINGS AND COMMITTEE ACTION

The Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the Chairman of the Committee upon such notice as is provided for in the by-laws of the Company with respect to meetings of the Board. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee shall report its minutes from each meeting to the Board.

The Chairman of the Committee may establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the Chairman shall appoint as Secretary a person who may, but need not, be a member of the Committee. A certificate of the Secretary of the Committee or minutes of a meeting of the Committee executed by the Secretary setting forth the names of the members of the Committee present at the meeting or actions taken by the Committee at the meeting shall be sufficient evidence at all times as to the members of the Committee who were present, or such actions taken.

IV.     COMMITTEE AUTHORITY AND RESPONSIBILITIES

•         Developing the criteria and qualifications for membership on the Board.

•         Recruiting, reviewing, nominating and recommending candidates for election to the Board or to fill vacancies on the Board.

•         Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

•         Establishing subcommittees for the purpose of evaluating special or unique matters.

•         Monitoring and making recommendations regarding committee functions, contributions and composition.

•         Evaluating, on an annual basis, the Board’s and management’s performance.

•         Evaluating, on an annual basis, the Committee’s performance and report to the Board on such performance.

•         Developing and making recommendations to the Board regarding corporate governance guidelines for the Company.

•         Retaining and terminating any advisors, including search firms to identify director candidates, compensation consultants as to director compensation and legal counsel, including sole authority to approve all such advisors’ or search firms’ fees and other retention terms, as the case may be.

V.       REPORTING

The Committee shall report to the Board periodically. The Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the Company’s proxy statement. The Committee shall periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

CAPITOL ACQUISITION CORP. II

Board of Director Candidate Guidelines

The Nominating Committee of Capitol Acquisition Corp. II (the “Company”) will identify, evaluate and recommend candidates to become members of the Board of Directors (the “Board”) with the goal of creating a balance of knowledge and experience. Nominations to the Board may also be submitted to the Nominating Committee by the Company’s stockholders in accordance with the Company’s policy, a copy of which is attached hereto. Candidates will be reviewed in the context of the then current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting this assessment, the Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

•         Whether the candidate is independent pursuant to the requirements of the NASDAQ Capital Market.

•         Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

•         Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

•         Whether the candidate has relevant education, experience and expertise and would be able to provide insights and practical wisdom based upon that education, experience and expertise.

•         Whether the candidate has knowledge of the Company and issues affecting the Company.

•         Whether the candidate is committed to enhancing stockholder value.

•         Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

•         Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

•         Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

•         Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

•         Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

•         Whether the candidate is able to suggest business opportunities to the Company.

Stockholder Recommendations for Directors

Stockholders who wish to recommend to the Nominating Committee a candidate for election to the Board of Directors should send their letters to Capitol Acquisition Corp. II, 509 7th Street, N.W., Washington, D.C. 20004, Attention: Nominating Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating Committee. Stockholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of stockholders, the Corporate Secretary must receive the stockholder’s recommendation no later than thirty (30) days after the end of the Company’s fiscal year.

The recommendation must contain the following information about the candidate:

•         Name;

•         Age;

•         Business and current residence addresses, as well as residence addresses for the past 20 years;

•         Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

•         Educational background;

•         Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

•         The number of shares of common stock of the Company beneficially owned by the candidate;

•         The information that would be required to be disclosed by the Company about the candidate under the rules of the Securities and Exchange Commission in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

•         A signed consent of the nominee to serve as a director of the Company, if elected.

Annex C

CHARTER OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS OF
CAPITOL ACQUISITION CORP. II

I.        PURPOSES

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Capitol Acquisition Corp. II (the “Company”) for the purposes of, among other things, (a) discharging the Board’s responsibilities relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers of the Company, (b) administering or delegating the power to administer the Company’s incentive compensation and equity-based compensation plans and (c) if required by applicable rules and regulations, issuing a “Compensation Committee Report” to be included in the Company’s annual report on Form 10-K or proxy statement, as applicable.

II.      RESPONSIBILITIES

In addition to such other duties as the Board may from time to time assign, the Committee shall:

•         Establish, review and approve the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives and stockholder interests.

•         Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives and, based on this evaluation, determine the CEO’s compensation level, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans as the Committee deems appropriate. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the Company’s CEO in past years. The CEO shall not be present during voting and deliberations relating to CEO compensation.

•         Determine the compensation of all other executive officers, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans, as the Committee deems appropriate. Members of senior management may report on the performance of the other executive officers of the Company and make compensation recommendations to the Committee, which will review and, as appropriate, approve the compensation recommendations.

•         Receive and evaluate performance target goals for the senior officers and employees (other than executive officers) and review periodic reports from the CEO as to the performance and compensation of such senior officers and employees.

•         Administer or delegate the power to administer the Company’s incentive and equity-based compensation plans, including the grant of stock options, restricted stock and other equity awards under such plans.

•         Review and make recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans and approve for submission to the stockholders all new equity compensation plans that must be approved by stockholders pursuant to applicable law.

•         Review and approve any annual or long-term cash bonus or incentive plans in which the executive officers of the Company may participate.

•         Review and approve for the CEO and the other executive officers of the Company any employment agreements, severance arrangements, and change in control agreements or provisions.

•         Review and discuss with the Company’s management the Compensation Discussion and Analysis set forth in Securities and Exchange Commission Regulation S-K, Item 402, if required, and, based on such review and discussion, determine whether to recommend to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of stockholders.

•         Provide, over the names of the members of the Committee, the Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of stockholders, if required.

•         Conduct an annual performance evaluation of the Committee. In conducting such review, the Committee shall evaluate and address all matters that the Committee considers relevant to its performance, including at least the following: (a) the adequacy, appropriateness and quality of the information received from management or others; (b) the manner in which the Committees recommendations were discussed or debated; (c) whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner; and (d) whether this Charter appropriately addresses the matters that are or should be within its scope.

III.     COMPOSITION

The Committee shall be comprised of two or more members (including a chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the Nasdaq Stock Market, except that the Committee may have as one of its members a “non-independent director” under exceptional and limited circumstances pursuant to the exemption under Rule 5605(d)(2)(B) of the Nasdaq Stock Market. At least two of the Committee members shall be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The members of the Committee and the chairperson shall be selected not less frequently than annually by the Board and serve at the pleasure of the Board. A Committee member (including the chairperson) may be removed at any time, with or without cause, by the Board.

The Committee shall have authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. If at any time the Committee includes a member who is not a “non employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then a subcommittee comprised entirely of individuals who are “non-employee directors” may be formed by the Committee for the purpose of ratifying any grants of awards under any incentive or equity-based compensation plan for the purposes of complying with the exemption requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code of 1986, as amended; provided that any such grants shall not be contingent on such ratification.

IV.     MEETINGS AND OPERATIONS

The Committee shall meet as often as necessary, but at least two times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its chairperson or a majority of its members. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Secretary of the Company shall be the Secretary of the Compensation Committee unless the Committee designates otherwise. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings (or a portion thereof) and to provide such pertinent information as the Committee may request.

The chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda which shall be circulated to the members prior to the meeting date, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board. Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

If at any time during the exercise of his or her duties on behalf of the Committee, a Committee member has a direct conflict of interest with respect to an issue subject to determination or recommendation by the Committee, such Committee member shall abstain from participation, discussion and resolution of the instant issue, and the remaining members of the Committee shall advise the Board of their recommendation on such issue. The Committee shall be able to make determinations and recommendations even if only one Committee member is free from conflicts of interest on a particular issue.

V.       AUTHORITY

The Committee has the authority, to the extent it deems appropriate, to conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and to retain one or more compensation consultants to assist in the evaluation of CEO or executive compensation or other matters. The Committee shall have the sole authority to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain legal counsel or other advisors. In retaining compensation consultants, outside counsel and other advisors, the Committee must take into consideration factors specified in the NASDAQ listing rules. The Company will provide for appropriate funding, as determined by the Committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the Committee.

CAPITOL ACQUISITION CORP. II
509 7th Street, N.W.
Washington, D.C. 20004

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CAPITOL ACQUISITION CORP. II

This proxy is solicited on behalf of the Board of Directors of Capitol Acquisition Corp. II (“Capitol”). The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on July 1, 2015 (the “meeting”). Please mark your vote in black ink, sign, date, and mail your proxy card in the envelope provided as soon as possible. Please do not write outside the designated areas. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

The undersigned appoints Mark D. Ein and L. Dyson Dryden as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated herein, all shares of common stock of Capitol held of record by the undersigned on May 21, 2015, at the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL OF THE DIRECTORS IN PROPOSAL 1 BELOW, “FOR” PROPOSAL 2 (THE SAY-ON-PAY PROPOSAL) BELOW, AND FOR “ONE YEAR” ON PROPOSAL 3 BELOW. THE CAPITOL BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTORS LISTED IN PROPOSAL 1 BELOW, “FOR” PROPOSAL 2 BELOW, AND FOR “ONE YEAR” ON PROPOSAL 3 BELOW.

PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 1, 2015:Capitol’s proxy statement and annual report to security holders are available at http://www.cstproxy.com/capitolacquisition/2015.

1.	To elect the following directors in the class set forth below.

Class A (to serve until 2018 or until their successors are elected and qualified or their earlier resignation or removal)

	Lawrence Calcano	FOR ☐	WITHHELD ☐

	Richard C. Donaldson	FOR ☐	WITHHELD ☐

2.	To approve, on an advisory basis, the executive compensation of Capitol’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To select, on an advisory basis, the frequency with which Capitol will hold an advisory stockholder vote to approve executive compensation.	1 year ☐	2 years ☐	3 years ☐
ABSTAIN ☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

AUTHORIZED SIGNATURES

This section must be completed for your vote to be counted.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, corporate officer, custodian, trustee or guardian, please give full title as such. If the signer is a corporation, please sign using the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in the partnership’s name by a duly authorized person.

Name of Stockholder:
(Please Print)
Number of Shares:
Signature of Stockholder:*
Signature of Stockholder:
Date:
PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE.